DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    For its semi-annual reporting period ended November 30, 1996, the Dreyfus New York Tax Exempt Bond Fund, Inc. produced a total return of 6.85%.* Income dividends exempt from Federal, New York State and New York City personal income taxes of approximately $.379 per share** were paid, which is equivalent to an annualized tax-free distribution rate per share of 4.98%.*** THE ECONOMY
    For much of the year, investors were fearful that inflation would accelerate should tightening labor markets lead to pressure to increase wages and, ultimately, higher prices. This was of particular concern earlier in the year because of the robust rate of new job growth at that time. More specifically, it was expected that signs of any potential upsurge in inflation would cause the Federal Reserve Board's Open Market Committee (the "Fed") to tighten monetary policy. However, during the summer, the economy's growth rate slowed by more than half of its 4.7% growth rate in the second quarter. The pace of job creation also slowed, reducing the likelihood that the tightening employment market would lead to inflation-inducing wage increases. About 150,000 jobs per month over the past three months have been added to the employment rolls compared to an average rate of over 250,000 during the spring and early summer months. The unemployment rate has declined all year (the rate is now at 5.2%, near a seven-year low), yet wage increases have remained under control. The Employment Cost Index, a broad measure of wage and benefit growth, has risen a modest 2.8% over the past year, about the same as the year before when the Index increased 2.7%. Inflation has remai ned subdued throughout the reporting period. The Consumer Price Index continues to show an inflation level at an annual rate of 3%, while the Producer Price Index shows scant evidence of price pressures in the production pipeline. The Fed has held short-term interest rates steady since January, when it reduced its Federal Funds target rate to 5.25% from 5.5%. (The Federal Funds rate is the rate that banks charge each other for overnight loans.)
    With both low unemployment and low inflation, measures of consumer confidence remain high. The Index of Leading Economic Indicators, an index compiled by the Conference Board (a private economic research group), has reached record high levels every month since June. Retail sales show signs of moderate expansion after having slowed over the summer when consumers paid off more credit card debt than they borrowed. On the production side of the economy, output from the nation's factories has slowed somewhat from its pace earlier in the year. With a capacity utilization rate of under 83%, there appears to be little indication of any production bottlenecks that could lead to shortages and higher prices.
MARKET ENVIRONMENT
    The municipal bond market, like its taxable counterparts, has been buffeted by unprecedented price volatility during the past year. The market continues to focus on the periodic releases of key economic data, and this has resulted in large and dramatic swings in bond prices and yields. The 30-year U.S. Treasury bond fluctuated around the 7% level until mid-October when the market established a new trading range as the Treasury bond market rallied to 6.45%. The municipal market was able to stabilize, aided by strong retail support reflected in strengthening demand for municipal bonds.
    The decision of the Fed to maintain a hands-off policy toward interest rates has enabled the fixed-income markets to turn in a strong performance during the fourth quarter. Currently, the market has settled into a trading range with a bias towards lower rates, and we anticipate that this environment will continue through year-end. Of course, past performance is no guarantee of future results.
THE PORTFOLIO
    The Fund's ongoing focus has been to improve the call protection and structure of the Fund. The Fund accomplished this by selling short-call, current coupon paper and reinvesting in liquid discount bonds with 10-year or longer calls; we also reduced our AMT percentage when the yield advantage of this paper narrowed. At this juncture, we do not see inflation becoming a problem and we will continue this approach. In a state-specific fund, the ongoing challenge is to provide meaningful diversification. New York's new issue supply tends to come at specific times during the year and then we will have long periods when paper is scarce. Therefore, we try to take advantage of the heavy supply periods, since often, as we saw during December, heavy supply will provide some attractive buying opportunities.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in the Dreyfus Corporation.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
December 20, 1996
New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.
**Some income may be subject to state and local taxes for non-New York residents and for certain shareholders to the Federal Alternative Minimum Tax
(AMT).
***    Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period.

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                          NOVEMBER 30, 1996 (UNAUDITED)
                                                                                                      Principal
Long-Term Municipal Investments-98.4%                                                                   Amount          Value
                                                                                                       ________      ________
New York-94.6%
Cohoes Industrial Development Agency, IDR (Norlite Corp. Project)
  6.75%, 5/1/2009 (LOC; Dresdner Bank) (a)..................................                  $       5,000,000   $ 5,638,800
Metropolitan Transportation Authority:
  Commuter Facilities, Service Contract 6%, 7/1/2016 (Insured; FGIC)........                          9,000,000     9,535,860
  Transit Facilities, Service Contract:
    7.125%, 7/1/2009........................................................                          5,000,000     5,517,150
    5.75%, 7/1/2015.........................................................                         15,500,000    15,382,045
    5.625%, 7/1/2016........................................................                         19,000,000    18,407,580
    7.50%, 7/1/2019 (Prerefunded 7/1/2000) (b)..............................                          7,700,000     8,655,262
Municipal Assistance Corporation for City of New York, Refunding:
  5.50%, 7/1/2001...........................................................                         19,765,000    20,729,927
  6%, 7/1/2006..............................................................                          7,770,000     8,538,997
Nassau County, 5.20%, 9/1/2014 (Insured; FGIC)..............................                          5,450,000     5,366,996
Nassau County Industrial Development Agency, IDR
  (Hofstra University Project) 8.25%, 7/1/2003 (Prerefunded 7/1/1998) (b)...                          3,000,000     3,197,670
New York City:
  7.50%, 2/1/2003...........................................................                          3,500,000     3,897,495
  6.375%, 8/1/2004..........................................................                         16,000,000    17,042,400
  6.50%, 3/15/2005..........................................................                         13,770,000    14,846,952
  5.60%, 11/1/2005..........................................................                         10,175,000    10,345,940
  7.50%, 2/1/2006...........................................................                          4,000,000     4,478,440
  5.75%, 2/1/2007 (Insured; AMBAC)..........................................                         12,305,000    13,042,931
  6.25%, 2/15/2007..........................................................                          5,375,000     5,650,522
  5.70%, 11/1/2007..........................................................                         10,830,000    10,917,073
  5.75%, 8/15/2008..........................................................                          5,000,000     5,023,300
  6.50%, 8/15/2009..........................................................                         10,125,000    10,830,409
  6.25%, 8/1/2009...........................................................                         10,500,000    10,876,425
  7.50%, 3/15/2010..........................................................                          2,340,000     2,542,644
  6.25%, 8/1/2010...........................................................                         10,000,000    10,306,200
  7%, 10/1/2010.............................................................                          3,955,000     4,335,352
  3.65%, 8/1/2011...........................................................                         18,775,000    17,935,006
  6.25%, 8/1/2011 (Insured; FSA) (Prerefunded 8/1/2002) (b).................                          3,950,000     4,368,739
  5.75%, 8/15/2011..........................................................                          8,870,000     8,756,641
  5.75%, 2/1/2012...........................................................                          3,000,000     2,955,000
  5.875%, 8/15/2013.........................................................                          4,550,000     4,525,612
  6.85%, 10/1/2013..........................................................                          5,000,000     5,225,300
  5.75%, 2/1/2020...........................................................                         10,025,000    9,694,275
  7.50%, 8/1/2021...........................................................                          5,000,000     5,615,500
  5.875%, 8/1/2024..........................................................                         31,000,000    30,292,890
  Refunding:
    7.50%, 3/15/2010 (Prerefunded 3/15/2000) (b)............................                          7,660,000     8,546,032
    6.375%, 8/15/2012.......................................................                         18,000,000    18,698,760
New York City Housing Development Corp., MFHR 5.625%, 5/1/2012..............                         14,460,000    14,451,902
New York City Industrial Development Agency, Special Facility Revenue
  (Terminal One Group Assoc., L.P. Project) 6%, 1/1/2019....................                          9,450,000     9,531,648

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                              NOVEMBER 30, 1996 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       ________      ________
New York (continued)
New York City Municipal Water Finance Authority, Water and Sewer Systems Revenue:
  5.625%, 6/15/2011.........................................................                   $     16,000,000   $16,205,120
  7%, 6/15/2015 (Prerefunded 6/15/2001) (b).................................                          5,655,000     6,307,078
  5.50%, 6/15/2019..........................................................                          5,090,000     4,990,032
  6.20%, 6/15/2021 (Insured; AMBAC).........................................                          9,700,000    10,230,396
  5.50%, 6/15/2023..........................................................                         16,000,000    15,790,560
  5.50%, 6/15/2024..........................................................                         26,350,000    25,890,719
  5.875%, 6/15/2025 (Insured; MBIA).........................................                          4,000,000     4,110,640
  5.375%, 6/15/2026 (Insured; FSA)..........................................                         16,200,000    15,870,654
State of New York:
  5.875%, 3/15/2014.........................................................                          3,000,000     3,121,950
  5.50%, 7/15/2016..........................................................                         11,165,000    11,283,796
  COP Commissioner Office of Mental Health 8.30%, 9/1/2012..................                          4,000,000     4,197,360
  Environmental Quality 5%, 1/15/2014.......................................                          7,170,000     6,878,755
  Refunding:
    5.625%, 8/15/2009.......................................................                         15,000,000    15,573,450
    5.70%, 8/15/2011........................................................                          4,500,000     4,646,385
    6.125%, 11/15/2011......................................................                          3,130,000     3,295,640
    5.80%, 10/1/2013........................................................                          4,715,000     4,878,375
    5.625%, 10/1/2020.......................................................                          5,175,000     5,212,156
New York State Dormitory Authority, Revenues:
  (Bishop Henry B Hucles Nursing Home) 5.625% 7/1/2018 (Insured; SONYMA)....                          5,890,000     5,939,594
  (City University Systems):
    7%, 7/1/2009............................................................                          8,500,000     9,659,145
    5.60%, 7/1/2010.........................................................                         12,000,000    11,942,880
    7.50%, 7/1/2010 (Insured; FGIC).........................................                          5,000,000     6,182,450
    5.50%, 7/1/2016 (Insured; AMBAC)........................................                         19,000,000    19,007,030
    5.625%, 7/1/2016........................................................                         13,120,000    13,181,270
    5%, 7/1/2020............................................................                         40,500,000    36,052,290
    5.50%, 7/1/2024 (Insured; MBIA).........................................                         19,000,000    18,878,780
  (Cornell University) 7.375%, 7/1/2030.....................................                         11,785,000    13,090,307
  Department Health:
    5.75%, 7/1/2017.........................................................                         17,010,000    16,917,636
    5.50%, 7/1/2025.........................................................                         20,000,000    19,314,800
  Mental Health Services Facility Improvement 5.375%, 2/15/2026.............                         17,550,000    16,634,241
  (New York Medical College) 6.875%, 7/1/2021 (Insured; AGIC)...............                         19,310,000    21,263,786
  (Saint Vincent's Hospital and Medical Center) 5.80%, 8/1/2025.............                          5,000,000     5,101,250
  (State University) 7.60%, 7/1/2018 (Prerefunded 7/1/1998) (b).............                          3,000,000     3,230,250
    Educational Facilities:
      7.25%, 5/15/2008 (Prerefunded 5/15/2000) (b)..........................                         11,590,000    12,944,060
      5.875%, 5/15/2011.....................................................                         20,000,000    20,670,200
      7.50%, 5/15/2011......................................................                          3,750,000     4,475,025
      5.50%, 5/15/2013......................................................                         16,035,000    15,846,589
      6.375%, 5/15/2014.....................................................                          7,110,000     7,353,731
      7.375%, 5/15/2014 (Prerefunded 5/15/2000) (b).........................                         10,155,000    11,381,927

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                               NOVEMBER 30, 1996 (UNAUDITED)
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                             Amount          Value
                                                                                                       ________      ________
New York (continued)
New York State Dormitory Authority, Revenues (continued):
  (State University) (continued)
    Educational Facilities (continued):
      5.25%, 5/15/2015......................................................                   $     12,500,000   $12,035,000
      7%, 5/15/2018 (Prerefunded 5/15/2000) (b).............................                         16,060,000    17,808,131
      5.50%, 5/15/2026......................................................                         11,990,000    11,574,666
      Refunding 7.375%, 5/15/2014...........................................                         12,945,000    14,235,358
New York State Energy Research and Development Authority:
  Electric Facilities Revenue (Long Island Lighting Co.) 7.15%, 9/1/2019....                          7,230,000     7,473,868
  Facilities Revenue (Consolidated Edison Co. Project) 7.125%, 12/1/2029....                         13,000,000    14,720,810
New York State Environmental Facilities Corp.:
  Solid Waste Disposal Revenue (Occidental Petroleum Corp. Project)
    6.10%, 11/1/2030........................................................                          5,000,000     5,000,500
  State Water Pollution Control Revolving Fund Revenue
    (New York City Municipal Water Finance Authority Project):
      6.875%, 6/15/2010.....................................................                         21,340,000    23,550,611
      7.25%, 6/15/2010......................................................                         16,065,000    18,050,313
      7%, 6/15/2012.........................................................                         21,660,000    24,008,594
New York State Housing Finance Agency, Revenue:
  Health Facilities Refunding:
    5.875%, 5/1/2004........................................................                          6,500,000     6,734,650
    6%, 5/1/2008............................................................                         10,000,000    10,265,700
  Housing Projects 6.10%, 11/1/2015 (Insured; FSA)..........................                         13,300,000    13,718,817
  Insured Multi-Family Mortgage 7%, 8/15/2022...............................                          4,495,000     4,768,701
  Multi-Family Housing Second Mortgage 6.95%, 8/15/2024 (Insured; FHA)......                          2,905,000     3,063,874
  Service Contract Obligation:
    5.50%, 9/15/2022........................................................                          4,000,000     3,786,400
    Refunding 5.375%, 9/15/2011.............................................                         13,520,000    12,933,908
New York State Local Government Assistance Corp.:
  7%, 4/1/2005..............................................................                          4,300,000     4,801,767
  5.50%, 4/1/2023...........................................................                          7,000,000     6,889,400
  6%, 4/1/2024..............................................................                          9,005,000     9,309,009
  Refunding:
    5.40%, 4/1/2015.........................................................                         11,515,000    11,454,431
    5.25%, 4/1/2016.........................................................                         15,060,000    14,852,021
New York State Medical Care Facilities Finance Agency, Revenue:
  FHA Insured Mortgage:
    (Montefiore Medical Center) 5.75%, 2/15/2015 (Insured; AMBAC)...........                          8,750,000     8,901,287
    (New York Hospital) 6.50%, 8/15/2029 (Insured; AMBAC)...................                         12,000,000    13,158,480
    (Saint Lukes Hospital):
      5.60%, 8/15/2013......................................................                         17,000,000    17,159,290
      7.45%, 2/15/2029 (Prerefunded 2/15/2000) (b)..........................                         10,000,000    11,148,900
  Hospital and Nursing Home FHA Insured Mortgage:
    6.45%, 2/15/2009........................................................                          6,235,000     6,788,044
    6.85%, 2/15/2012........................................................                          6,000,000     6,487,980

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                           NOVEMBER 30, 1996 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                             Amount          Value
                                                                                                       ________      ________
New York (continued)
New York State Medical Care Facilities Finance Agency, Revenue (continued):
  Hospital and Nursing Home FHA Insured Mortgage (continued):
    6.125%, 2/15/2015.......................................................                   $     13,270,000   $13,957,784
    7.45%, 8/15/2031........................................................                          4,250,000     4,695,315
  Insured Long Term Health Care 6.45%, 11/1/2010 (Insured; FSA).............                         11,660,000    12,725,491
  Mental Health Services:
    5.375%, 8/15/2013 (Insured; FGIC).......................................                         10,000,000     9,895,900
    5.80%, 8/15/2022 (Insured; AMBAC).......................................                         14,515,000    14,735,918
    5.25%, 8/15/2023 (Insured; FGIC)........................................                         18,575,000    17,965,183
    Refunding, Custodial Receipts:
      5.375%, 2/15/2014 (Insured; FSA)......................................                         19,765,000    19,555,491
      5.25%, 2/15/2019 (Insured; FSA) (Prerefunded 2/15/2004) (b)...........                         17,015,000    16,503,699
      5.25%, 2/15/2019 (Insured; FGIC)......................................                         39,060,000    37,886,247
  Mental Health Services Facilities Improvement
    6%, 2/15/2025 (Insured; MBIA)...........................................                          8,710,000     9,090,888
New York State Mortgage Agency, Revenue Mortgage
  Homeowner:
    5.50%, 4/1/2019.........................................................                          5,000,000     4,920,650
    6.60%, 10/1/2019........................................................                         10,685,000    11,332,725
    6.45%, 10/1/2020........................................................                         16,480,000    16,922,158
    6.20%, 10/1/2026........................................................                         28,100,000    28,787,045
New York State Power Authority, Revenue and General Purpose
  6.625%, 1/1/2012..........................................................                          6,490,000     7,100,709
New York State Thruway Authority:
  Highway and Bridge Trust Fund:
    5.25%, 4/1/2015 (Insured; AMBAC)........................................                          5,000,000     4,915,850
    5.125%, 4/1/2015 (Insured; MBIA)........................................                          8,500,000     8,311,640
    5.50%, 4/1/2015 (Insured; MBIA).........................................                         15,800,000    15,829,546
    5.25%, 4/1/2016 (Insured; AMBAC)........................................                          5,175,000     5,085,214
  Service Contract Revenue (Local Highway and Bridge):
    7.25%, 1/1/2010 (Prerefunded 1/1/2001) (b)..............................                         13,000,000    14,633,970
    5.75%, 4/1/2013 (Insured; MBIA).........................................                         11,185,000    11,464,178
    6.25%, 4/1/2014.........................................................                         11,645,000    12,042,560
    5.75%, 4/1/2016.........................................................                         15,950,000    15,968,343
New York State Urban Development Corp., Revenue Refunding:
  5.50%, 7/1/2016 (Insured; FHA)............................................                         23,250,000    23,517,143
  5.50%, 7/1/2026 (Insured; FHA)............................................                         12,000,000    11,973,240
  (Correctional Capital Facilities):
    5.25%, 1/1/2013.........................................................                          8,935,000     8,442,771
    5.50%, 1/1/2016.........................................................                         33,885,000    32,398,804
    5.50%, 4/1/2016 (Insured; MBIA).........................................                          5,000,000     5,001,700
    5.625%, 1/1/2017........................................................                         10,240,000    10,022,502
    5.50%, 1/1/2018.........................................................                          5,000,000     4,780,500
    5.375%, 1/1/2025 (Insured; AMBAC).......................................                          5,020,000     4,955,242
    5.50%, 1/1/2025 (Insured; MBIA).........................................                          5,000,000     4,967,900

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                        NOVEMBER 30, 1996 (UNAUDITED)
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       ________      ________
New York (continued)
New York State Urban Development Corp., Revenue Refunding (continued):
  (Correctional Facilities) 5.50%, 1/1/2016.................................                  $       7,900,000   $ 7,553,506
  (State Facilities) 5.70%, 4/1/2020........................................                         28,600,000    28,837,380
Port Authority of New York and New Jersey:
  (Consolidated Bond 99th Series) 5.90%, 11/1/2012 (Insured; FGIC)..........                          6,840,000     7,112,916
  (Consolidated Bond 99th Series) 6%, 11/1/2013 (Insured; FGIC).............                          5,810,000     6,072,205
  (Consolidated Bond 104th Series) 5.20%, 7/15/2017 (Insured; AMBAC)........                          8,025,000     7,860,488
  (Consolidated Bond 105th Series) 5.50%, 9/1/2013 (Insured; MBIA)..........                          7,500,000     7,518,000
  (Consolidated Bond 105th Series) 5.50%, 9/1/2014 (Insured; MBIA)..........                          6,000,000     6,014,400
Triborough Bridge and Tunnel Authority:
  Capital Appreciation General Purpose 5%, 1/1/2015.........................                         11,000,000    10,404,350
  Revenues:
    7.375%, 1/1/2016 (Prerefunded 1/1/2000) (b).............................                          8,280,000     9,167,119
    General Purpose:
      5%, 1/1/2014..........................................................                          5,000,000     4,851,650
      6.50%, 1/1/2015 (Prerefunded 1/1/1999) (b)............................                          8,525,000     9,076,568
      5.20%, 1/1/2022.......................................................                          5,500,000     5,345,835
      5.20%, 1/1/2027.......................................................                          6,500,000     6,274,580
  Special Obligation Refunding 7.10%, 1/1/2010..............................                          9,000,000     9,998,550
U.S. Related-3.8%
Commonwealth of Puerto Rico, Public Improvement:
  5.85%, 7/1/2011...........................................................                          2,480,000     2,530,815
  7.75%, 7/1/2017 (Prerefunded 7/1/1999) (b)................................                          4,850,000     5,370,405
Puerto Rico Aqueduct and Sewer Authority, Revenue:
  10.25%, 7/1/2009..........................................................                         13,750,000    19,325,625
  7.875%, 7/1/2017 (Prerefunded 7/1/2098) (b)...............................                          4,340,000     4,698,007
Puerto Rico Electric Power Authority, Power Revenue, Refunding 5.50%, 7/1/2016                        8,250,000     8,099,273
Puerto Rico Highway and Transportation Authority, Highway Revenue
  5.50%, 7/1/2013 (Insured; MBIA)...........................................                          9,625,000     9,969,960
  Refunding:
    5.50%, 7/1/2015 (Insured; MBIA).........................................                          8,000,000     8,288,240
    5%, 7/1/2022............................................................                          5,465,000     4,997,415
Puerto Rico Public Building Authority, Refunding
  Guaranteed Government Facilities 6.25%, 7/1/2009 (Insured; AMBAC).........                          3,090,000     3,476,775
                                                                                                                     ________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
  (cost $1,650,920,573).....................................................                                   $1,741,164,860
                                                                                                                     ========
Short-Term Municipal Investments-1.6%
New York-1.5%
New York City Municipal Water Finance Authority,
  Water and Sewer System Revenue, VRDN 4.25% (c)............................                   $     14,700,000   $14,700,000

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                              NOVEMBER 30, 1996 (UNAUDITED)
                                                                                                      Principal
Short-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       ________      ________
New York (continued)
New York State Energy Research and Development Agency, PCR, Refunding
  VRDN (New York Electric and Gas) 4.10% (LOC; Union Bank of Switzerland) (a,c)                $     11,600,000  $ 11,600,000
Port Authority of New York and New Jersey, Special Obligation Revenue
  VRDN 4.10% (SBPA; Morgan Guaranty Trust) (c)..............................                          1,100,000     1,100,000
U.S. Related-.1%
Commonwealth of Puerto Rico 3.28% (Insured; AMBAC) (d)......................                          1,500,000     1,500,000
                                                                                                                     ________
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
  (cost $28,900,000)........................................................                                 $     28,900,000
                                                                                                                     ========
TOTAL INVESTMENTS-100.0%
  (cost $1,679,820,573).....................................................                                   $1,770,064,860
                                                                                                                     ========

Summary of Abbreviations
AGIC          Asset Guaranty Insurance Company                   MBIA    Municipal Bond Investors Assurance
AMBAC         American Municipal Bond Assurance Corporation                   Insurance Corporation
COP           Certificate of Participation                       MFHR    Multi-Family Housing Revenue
FGIC          Financial Guaranty Insurance Company               PCR     Pollution Control Revenue
FHA           Federal Housing Administration                     SBPA    Standby Purchase Agreement
FSA           Financial Security Assurance                       SONYMA  State of New York Mortgage Agency
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes
LOC           Letter of Credit

Summary of Combined Ratings
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
 ____                              ____                           ________________          _________________
AAA                                Aaa                            AAA                               34.2%
AA                                 Aa                             AA                                14.9
A                                  A                              A                                 33.9
BBB                                Baa                            BBB                               15.1
BB                                 Ba                             BB                                  .4
F1                                 MIG1                           SP1                                1.5
                                                                                                    ____
                                                                                                   100.0%
                                                                                                   ====

Notes to Statement of Investments:
    (a)  Secured by letters of credit.
    (b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c) Security payable upon demand. The interest rate, which is subject to change, is based upon bank prime rate or an index of market interest rates.
    (d) Inverse floater security-interest rate is subject to change periodically.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                           NOVEMBER 30, 1996 (UNAUDITED)
                                                                                                     Cost               Value
                                                                                                   ________            ________
ASSETS:                          Investments in securities-See Statement of Investments      $1,679,820,573      $1,770,064,860
                                 Interest receivable........................                                         28,505,169
                                 Receivable for investment securities sold..                                         20,175,776
                                 Receivable for subscriptions to Common Stock                                             4,000
                                 Prepaid expenses...........................                                             20,311
                                                                                                                       ________
                                                                                                                  1,818,770,116
                                                                                                                       ________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          952,816
                                 Cash overdraft due to Custodian............                                          6,418,623
                                 Payable for investment securities purchased                                         22,786,105
                                 Payable for Common Stock redeemed..........                                             46,497
                                 Accrued expenses...........................                                            117,685
                                                                                                                       ________
                                                                                                                     30,321,726
                                                                                                                       ________
NET ASSETS..................................................................                                     $1,788,448,390
                                                                                                                       ========
REPRESENTED BY:                  Paid-in capital............................                                     $1,686,761,035
                                 Accumulated undistributed investment income-net                                        245,690
                                 Accumulated net realized gain (loss) on investments                                 11,197,378
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments-Note 3                                90,244,287
                                                                                                                       ________
NET ASSETS..................................................................                                     $1,788,448,390
                                                                                                                       ========
SHARES OUTSTANDING
(300 million shares of $ .01 par value Common Stock authorized).............                                        117,231,108
NET ASSET VALUE, offering and redemption price per share....................                                             $15.26
                                                                                                                       ========








SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF OPERATIONS                                                           SIX MONTHS ENDED NOVEMBER 30, 1996 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                         51,489,845
EXPENSES:                        Management fee-Note 2(a)...................                 $    5,273,959
                                 Shareholder servicing costs-Note 2(b)......                      1,056,609
                                 Custodian fees.............................                         60,172
                                 Professional fees..........................                         36,574
                                 Directors' fees and expenses-Note 2(c).....                         30,609
                                 Prospectus and shareholders' reports.......                         20,484
                                 Registration fees..........................                         16,646
                                 Miscellaneous..............................                         66,950
                                                                                                    _______
                                     Total Expenses.........................                                          6,562,003
                                                                                                                        _______
INVESTMENT INCOME-NET.......................................................                                         44,927,842
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                 $    2,244,691
                                 Net unrealized appreciation (depreciation) on investments       71,396,968
                                                                                                    _______
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..........................                                         73,641,659
                                                                                                                        _______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $118,569,501
                                                                                                                        =======













SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               Six Months Ended
                                                                                                November 30, 1996    Year Ended
                                                                                                  (Unaudited)       May 31, 1996
                                                                                                   __________          ________
OPERATIONS:
  Investment income-net....................................................                 $      44,927,842     $  94,688,075
  Net realized gain (loss) on investments..................................                         2,244,691        18,576,683
  Net unrealized appreciation (depreciation) on investments................                        71,396,968       (72,041,092)
                                                                                                     ________          ________
      Net Increase (Decrease) in Net Assets Resulting from Operations......                        118,569,501      41,223,666
                                                                                                     ________          ________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net....................................................                       (44,682,152)      (94,688,075)
  Net realized gain on investments.........................................                              __          (5,306,076)
                                                                                                     ________          ________
      Total Dividends......................................................                       (44,682,152)      (99,994,151)
                                                                                                     ________          ________
CAPITAL STOCK TRANSACTIONS :
  Net proceeds from shares sold............................................                     1,489,050,000     2,435,800,035
  Dividends reinvested.....................................................                        31,284,165        70,937,968
  Cost of shares redeemed..................................................                    (1,504,451,512)   (2,628,486,012)
                                                                                                     ________          ________
      Increase ( Decrease) in Net Assets from Capital Stock Transactions...                        15,882,653      (121,748,009)
                                                                                                     ________          ________
        Total Increase (Decrease) in Net Assets............................                        89,770,002      (180,518,494)
NET ASSETS:
  Beginning of Period......................................................                     1,698,678,388     1,879,196,882
                                                                                                     ________          ________
  End of Period............................................................                   $ 1,788,448,390    $1,698,678,388
                                                                                                     ========          ========
Undistributed investment income-net........................................               $           245,690             __
                                                                                                     ________          ________
                                                                                                      Shares            Shares
                                                                                                     ________          ________
CAPITAL SHARE TRANSACTIONS:
  Shares sold..............................................................                       100,218,079       161,812,682
  Shares issued for dividends reinvested...................................                         2,096,104         4,695,987
  Shares redeemed..........................................................                      (101,118,382)     (174,178,872)
                                                                                                     ________          ________
      Net Increase (Decrease) in Shares Outstanding........................                         1,195,801        (7,670,203)
                                                                                                     ========          ========





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                     Six Months Ended
                                                      November 30, 1996               Year Ended May 31,
                                                                        __________________________________________________
PER SHARE DATA:                                         (Unaudited)        1996        1995        1994        1993        1992
                                                           _____            ___         ___         ___         ___        ____
    Net asset value, beginning of period..                $14.64         $15.19      $15.06      $16.06      $15.36      $14.89
                                                             ___            ___         ___         ___         ___         ___
    Investment Operations:
    Investment income-net.................                   .38            .79         .84         .88         .95        1.01
    Net realized and unrealized gain (loss)
      on investments......................                   .62           (.51)        .23        (.62)        .92         .47
                                                             ___            ___         ___         ___         ___         ___
    Total from Investment Operations......                  1.00            .28        1.07         .26        1.87        1.48
                                                             ___            ___         ___         ___         ___         ___
    Distributions:
    Dividends from investment income-net..                  (.38)          (.79)       (.84)       (.89)       (.95)      (1.01)
    Dividends from net realized gain
      on investments......................                     -           (.04)       (.08)       (.37)       (.22)          -
    Dividends in excess of net realized
      gain on investments.................                     -              -        (.02)          -           -           -
                                                             ___            ___         ___         ___         ___         ___
    Total Distributions...................                  (.38)          (.83)       (.94)      (1.26)      (1.17)      (1.01)
                                                             ___            ___         ___         ___         ___         ___
    Net asset value, end of period........                $15.26         $14.64      $15.19     $ 15.06      $16.06      $15.36
                                                             ===            ===         ===         ===         ===         ===
TOTAL INVESTMENT RETURN...................                 13.66%(1)       1.84%       7.55%       1.42%      12.63%      10.23%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  .75%(1)        .71%        .72%        .71%        .70%        .69%
    Ratio of net investment income
      to average net assets...............                  5.11%(1)       5.24%       5.70%       5.49%       6.03%       6.69%
    Portfolio Turnover Rate...............                 42.44%(2)      81.93%      49.03%      35.66%      51.20%      40.05%
    Net Assets, end of period (000's Omitted)         $1,788,448     $1,698,678  $1,879,197  $1,941,233  $2,098,253  $1,897,988
(1)    Annualized.
(2)    Not annualized.



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus New York Tax Exempt Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified, open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: The Fund's investments are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement further provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings, brokerage commissions and extraordinary expenses, exceed 11\2% of the value of the Fund's average net
DREYFUS NEW YORK TAX EXEMPT BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. There was no expense reimbursement for the period ended November 30, 1996.
    (b) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1996, the Fund was charged an aggregate of $647,470 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $270,504 during the period ended November 30, 1996.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1996 amounted to $726,851,082 and $721,242,538 respectively.
    At November 30, 1996, accumulated net unrealized appreciation on investments was $90,244,287, consisting of $91,479,221 gross unrealized appreciation and $1,234,934 gross unrealized depreciation.
    At November 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


[Dreyfus lion "d" logo]
DREYFUS NEW YORK
TAX EXEMPT BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                           980SA9611
[Dreyfus logo]
New York
Tax Exempt
Bond Fund, Inc.
Semi-Annual
Report
November 30, 1996